UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                          Hillview Investment Trust II
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     3)   Filing Party:
     4)   Date Filed:

                          HILLVIEW INVESTMENT TRUST II

                                  July 11, 2005

Dear Shareholder:

The enclosed proxy materials relate to a Special Meeting of the shareholders of the Hillview Alpha Fund, the Hillview International Alpha Fund and the REMS Real Estate Value-Opportunity Fund (each, a "Fund" and together, the "Funds") of Hillview Investment Trust II (the "Trust") to be held on August 12, 2005. As discussed in more detail in the Proxy Statement, Hillview Capital Advisors, LLC, the investment manager of the Funds (the "Manager"), modified its ownership structure on March 31, 2005. As a result, interim management contracts between the Trust and the Manager on behalf of the Funds were executed to replace the former contracts, which automatically terminated as a result of the Manager's change in control. The Trust seeks your approval of the new management contracts between the Trust, on behalf of the Funds, and the Manager. The terms of the management contracts are unchanged in all material respects.

Your Board of Trustees unanimously recommends that you vote FOR the proposals. The attached proxy materials provide more information about the proposals.

Your vote is important. Voting your shares early will permit the Trust to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly, whether or not you plan to attend the meeting.

                                    Sincerely,



                                    David M. Spungen
                                    President

                          HILLVIEW INVESTMENT TRUST II

                             700 The Times Building

                                 Suburban Square

                                Ardmore, PA 19003

                               Hillview Alpha Fund

                        Hillview International Alpha Fund

                     REMS Real Estate Value-Opportunity Fund

                                   Notice of a

                         Special Meeting of Shareholders

                                 August 12, 2005

A special meeting of shareholders of the Hillview Alpha Fund, the Hillview International Alpha Fund and the REMS Real Estate Value-Opportunity Fund (each, a "Fund" and together, the "Funds") of Hillview Investment Trust, II (the "Trust") will be held on Friday, August 12, 2005 at 10:00 a.m. at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Meeting"). As discussed in more detail in the enclosed Proxy Statement, Hillview Capital Advisors, LLC, the investment manager of the Funds (the "Manager"), modified its ownership structure on March 31, 2005, resulting in a change in control of the Manager. At the Meeting, shareholders will be asked to consider and act upon the following proposals:

         (1) To approve a new management contract between the Trust, on behalf of the Hillview Alpha Fund and the Hillview International Alpha Fund, and the Manager. The new contract provides that the Manager will continue to provide investment advisory services to each Fund on the same terms and for the same compensation under which it currently operates;

         (2) To approve a new management contract between the Trust, on behalf of the REMS Real Estate Value-Opportunity Fund, and the Manager. The new contract provides that the Manager will continue to provide investment management services to the Fund on the same terms and for the same compensation under which it currently operates; and

         (3) To transact any other business that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of a Fund at the close of business on June 30, 2005 (the "Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                  By Order of the Board of Trustees,



                                  Lisa Ploschke
                                  Secretary



July 11, 2005

                          HILLVIEW INVESTMENT TRUST II

                             700 The Times Building

                                 Suburban Square

                                Ardmore, PA 19003

                                 PROXY STATEMENT

                         Special Meeting of Shareholders

                                 August 12, 2005

                               VOTING INFORMATION

This Proxy Statement is being furnished to shareholders of Hillview Investment Trust II (the "Trust") on behalf of the Hillview Alpha Fund, the Hillview International Alpha Fund and the REMS Real Estate Value-Opportunity Fund (each, a "Fund" and together, the "Funds") in connection with the solicitation of proxies from each Fund's shareholders by the Board of Trustees of the Trust (the "Board") for use at a special meeting of shareholders to be held on August 12, 2005 (the "Meeting"), and at any adjournment of the Meeting. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about July 11, 2005.


Information about Proxies and the Conduct of the Meeting

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings or telephone calls by officers of the Trust or by employees of Hillview Capital Advisors, LLC (the "Manager"), none of whom will receive any compensation from the Funds for these activities. The Manager will pay all of the costs of the Meeting, including the costs of preparing this Proxy Statement and its enclosures and soliciting proxies. None of these costs will be borne by the Funds.

Appendix A to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date for each of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds. Except as set forth in Appendix A, the Trust does not know of any person who owns beneficially or of record 5% or more of the shares of any Fund. As of the Record Date, the Trust's Trustees and officers own in the aggregate less than 1% of the shares of each Fund.


Voting and Tabulation of Proxies

Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the new management contracts.

You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

One third of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, and "broker non-votes," will be counted as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


Required Vote

Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Approval of the new management contracts with respect to each Fund must be by a majority of the outstanding shares of that Fund. In accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and as used in the proposals, a "majority of the outstanding voting securities" of a Fund means the lesser of (1) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the shareholder meeting. If the required vote is not obtained for either or both
Funds, the Trustees will consider what other actions to take in the best interests of the Funds.


Adjournments; Other Business

If any Fund has not received enough votes by the time of the Meeting to approve the new management contracts, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the new management contracts. They will vote against any such adjournment any proxy that directs them to vote against the new management contracts. They will not vote any proxy that directs them to abstain from voting on the new management contracts. Broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment. Accordingly, broker non-votes effectively will be a vote against adjournment where the required vote is a percentage of the share present or outstanding.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the new management contracts. If any other matters properly come before the Meeting and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

                                  THE PROPOSALS

The only item of business that is expected to come before the Meeting is approval of new investment management contracts between the Trust, on behalf of the Funds, and the Manager ("New Management Contracts"). The Trustees are proposing the New Management Contracts for the Funds because the former management contracts for the Funds ("Former Management Contracts") terminated when the Managers modified its ownership structure. The 1940 Act provides generally that the investment advisory agreements of investment companies, such as the Trust, automatically terminate when the investment adviser or its parent company undergoes a significant change of ownership, and the rules under the 1940 Act permit the adoption of interim contracts upon such a termination. The Funds are currently being managed under temporary management contracts ("Interim Management Contracts"), which are substantially similar (except for minor provisions allowed under the rule such as their dates) to the Former Management Contracts. The services provided and compensation therefor under the Interim Management Contracts are identical to the services and compensation under the Former Management Contracts and New Management Contracts. The Interim Management Contracts have been put in place for the Funds for a period up to the earlier of the time of shareholder approval of the New Management Contracts or 150 days after the change in control. The change in control occurred on March 31, 2005, so the Interim Management Contracts will terminate on the earlier of the date when the New Management Contracts are approved by shareholders and executed or August 28, 2005.

Under the 1940 Act, the Manager cannot enter into a New Management Contract with respect to a Fund unless the shareholders of that Fund vote to approve the New Management Contracts. The Trustees recommend that the shareholders of each Fund vote to approve its respective New Management Contract. As discussed in more detail below, the Funds will be managed under the New Management Contract on the same terms now in effect.

The Trustees also approved new sub-advisory contracts with all of the sub-advisers for the Funds, which contain substantially similar terms and fees to the former sub-advisory contracts. The new sub-advisory contracts do not need to be approved by shareholders because the Trust has received an order from the Securities and Exchange Commission which allows the Manager to hire sub-advisers, subject to approval by the Board, without shareholder approval. In addition, the investment advisory agreement between the Trust, on behalf of the REMS Real Estate Value-Opportunity Fund, and Real Estate Management Services Group LLC ("REMS Group") was unaffected by the Manager's change in control and remains in full force and effect.


Description of the Change in Control

On March 31, 2005, the Manager consummated a transaction which resulted in a change in control of the company. Prior to the transaction, David M. Spungen owned just over 60% of the equity interest in the company. Two other employees owned substantially the rest of the company's equity. Asset Management Investment Company PLC ("AMIC") held less than 5% of the equity interest in Manager and a substantial debt interest in the company, including a promissory note that could be converted to 59.5% of the equity interest in the company, thereby diluting Mr. Spungen's and the other employee-owners' interests.

Pursuant to the transaction, the Manager recapitalized and modified its ownership structure as follows: (1) AMIC holds no debt interest in the Manager but holds one-third of the company's Class A membership interests and 25% of the company's Class B membership interests; (2) Mr. Spungen now holds one-third of all Class A membership interests and 31.25% of Class B membership interests; (3) Jonathan J. Hochberg joined the Manager and holds one-third of all Class A membership interests and 31.25% of Class B membership interests; (4) the Manager's former Vice President, Gary Sobelman, left the Manager and no longer has any interest in the Manager; and (5) other employees of the Manager hold jointly less than 12.5% of all Class B membership interests. Class A membership interests represent the voting shares of the company. Class B membership interests represent the income shares of the company.


Messrs. Spungen and Hochberg will be responsible for the day-to-day operations of the Manager as it is a member managed LLC. For purposes of the 1940 Act, AMIC, Mr. Spungen and Mr. Hochberg may be deemed control persons of the Manager. However, AMIC has represented that it generally maintains a non-intrusive approach and limits its involvement in the companies in which it invests to representation on the advisory board and oversight on budget matters. Mr. Spungen and Mr. Hochberg believe that the Manager will continue to operate in substantially the same in the manner it has in the past, albeit with greater personnel resources and less financial constraints that were associated with its prior indebtedness. No changes are expected to be proposed to the advisory, distribution or administrative services provided to the Trust as a result of the change in control.

The principal executive officers, directors and members of the Manager are as follows:


Name                      Address                     Principal Occupation
David M. Spungen          245 Park Avenue             Owner, Managing Member, Chief
                          24th Floor                  Executive Officer, Member of
                          New York, NY 10167          Investment Committee

Jonathan J. Hochberg      245 Park Avenue             Owner, Managing Member, President,
                          24th Floor                  Member of Investment Committee
                          New York, NY 10167


Joseph A. Bracken         700 The Times Building      Chief Operating Officer, Chief
                          Suburban Square             Compliance Officer, Member of
                          Ardmore, PA  19003          Investment Committee, Principal

James F. Madden           700 The Times Building      Member of Investment Committee,
                          Suburban Square             Principal
                          Ardmore, PA  19003

Elizabeth E. Schaefer     245 Park Avenue             Member of Investment Committee,
                          24th Floor                  Chief Investment Officer
                          New York, NY 10167

AMIC                      32 Ludgate Hill             Owner
                          London EC4M 7DR


Proposal 1: Approval of New Management Contract for the Hillview Alpha Fund and
                      the Hillview International Alpha Fund


Description of the New Management Contract

The New  Management  Contract  for the  Hillview  Alpha  Fund  and the  Hillview
International Alpha Fund is similar in all material respects to the Former Management Contract for the Funds, except for the effective and termination dates. Appendix B to this Proxy Statement contains the form of the New Management Contract for the Funds. The Former Management Contract for the Hillview Alpha Fund and Hillview International Alpha Fund was dated April 8, 2002, and was last submitted for shareholder approval on that date in connection with a prior change in control of the Manager. The Board last renewed the Former Management Contact for the Funds on February 11, 2005.

The New Management Contract for the Funds essentially provides that the Manager, under the supervision of the Trustees, will (1) provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, (2) determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed, and (3) provide officers, office space and certain administrative services to the Fund. The New Management Contract for the Funds allows the Manager to delegate to one or more Sub-Adviser(s), in whole or in part, its duty to provide a continuous investment management program with respect to any Fund, including the provision of investment management services.

The New Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date after shareholders of a Fund approve the contract and it is executed). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the each Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, the Manager or the Sub-Adviser(s) (the Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

The New Management Contract may be terminated by any party at any time without the payment of penalty (1) immediately by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, or (2) on sixty days' written notice by any party, and it terminates automatically in the event of its "assignment" as defined in the 1940 Act. The 1940 Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

The New Management Contract provides that the Manager and its delegates, including any sub-adviser to a Fund or the Trust, will not be liable to the relevant Fund or its shareholders, and the Trust will indemnify the Manager and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which the New Management Contract relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under this New Management Contract on the part of the Manager.

For its services, the Manager is entitled to an investment advisory fee at an annual rate of 0.25% of each Fund's average daily net assets. The rate for calculating each Fund's investment advisory fee is the same under the New Management Contract as under the Former Management Contract. If the New Management Contract had been in effect for each Fund's most recently completed fiscal year, the amount of investment advisory fees payable to the Manager by each Fund would have been identical to those payable under the Former Management Contract. Since the commencement of operations of the Funds, the Manager voluntarily has waived, currently waives and would continue to waive the investment advisory fee to which it is entitled.


Basis for the Board's Recommendation

The Board, including a majority of the Independent Trustees, determined at a meeting held on May 24, 2005 to recommend that each Fund's shareholders vote to approve the New Management Contract as applicable to that Fund. In approving the New Management Contract, the Board took into account the Board's recent decision, taken in connection with the Board's annual review of the Funds' investment advisory arrangements at a meeting of the Board held on February 11, 2005, to continue the Former Management Contract and the factors underlying that decision. The Board reviewed the conclusions reached by the Board at such February meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the New Management Contract. The Board also relied upon representations by management that, other than the circumstances of the transaction, the factors underlying the conclusions reached by the Board in at its February meeting were materially unchanged during the intervening period. The Board also considered supplementary information relating, in particular, to the transaction, which served to update previously supplied data and materials.

In making its recommendation, the Trustees considered a wide range of information of the type they would regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered, among other things (1) that the terms of the New Management Contract are substantially similar to those of the Former Management Contract, except for the effective and termination dates; (2) the nature, scope and quality of the services that the Manager has been providing to the Funds; (3) the history, reputation, qualification and background of the Manager, as well as the qualifications of its personnel and its financial condition; (4) the investment performances of the Funds insofar as they reflect on the Manager's skill in selecting Sub-Advisers for the Funds; and (5) that the expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the expense ratios of similar mutual funds.

In reviewing the nature, extent and quality of advisory services that the Manager provides to the Funds, the Board considered the performance of these portfolios relative to their respective benchmarks. The Board also considered the Manager's commitment to building its investment and overall management capabilities, as demonstrated by expansion in both the investment and compliance areas. The Board concluded that the performance achieved by these funds reflected appropriate manager selection by the Manager and that the overall quality of the services provided by the Manager is comparable to the performance achieved by, and services provided to, other funds of comparable size and managed in accordance with similar objectives. In reaching this conclusion, the Board considered publicly available information about the performance of comparable funds managed by other investment advisors ("peer group").

In reviewing the cost of services provided to the Funds, the Board considered that the Manager has agreed voluntarily to waive and would continue to waive its investment advisory fee for the Alpha Fund and International Fund. The Board also considered information relating to the expenses borne by the Manager and associated with the provision of investment advisory services to the Alpha Fund and International Fund (including allocations of the Manager's personnel and overhead costs). In addition, the Board considered the history of the Manager's relationship with the Trust and, in particular, the fact that all of the shareholders of the Funds are clients of the Manager and that these Funds were organized by the Manager as a vehicle for capturing specific asset classes for its clients in a cost-effective manner.

In addition to reviewing the information above, which the Trustees regularly consider on an annual basis, the Trustees gave particular consideration to matters relating to the possible effects on the Manager and the Funds of the change in ownership of the Manager. The Trustees discussed the new ownership structure of the Manager, including Manager's representations that its change in control would not change the investment approach or process used by the Manager in managing the Funds. The Trustees also considered the representations of senior executives of the Manager that they have no intention of terminating their employment with the Manager as a result of the change in control of the Manager, and representations by the Manager that it has no intention of terminating the employment of these executives as a result of the change in control. The Trustees further considered (1) the Manager's representation that it expects the transaction to serve to stabilize the Manager's business and to provide resources for future growth, and (2) the Manager's representation that it believes that the new structure will help it attract and retain additional well-qualified personnel. The Manager stated its belief that growth in its assets under management should result in growth in the existing Funds within the Trust. Furthermore, the Board considered the commitment of the Manager to pay the expenses of the Funds in connection with the transaction so that the shareholders of the Funds would not have to bear such expenses.

The Manager also represented that it will use its reasonable best efforts to assure compliance with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any benefit or compensation in connection with a change in control of the investment adviser if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the 1940 Act, of the adviser. (No changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change in control transaction or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, "unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly (1) from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or (2) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company, other than bona fide ordinary compensation as principal underwriter for such investment company. The Manager is aware of no circumstances arising from the transaction that might result in the imposition of an "unfair burden" being imposed on the Funds.

After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to (i) approve the New Management Contract for the Funds; and (ii) recommend that each Fund's shareholders vote to approve the New Management Contract.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 1

            Proposal 2: Approval of New Management Contract for the
                    REMS Real Estate Value-Opportunity Fund


Description of the New Management Contract

The New Management Contract for the REMS Real Estate Value-Opportunity Fund is similar in all material respects to the Former Management Contract for the Fund, except for the effective and termination dates and removal of the provision which automatically terminates the agreement in the event of its assignment. Appendix C to this Proxy Statement contains the form of the New Management
Contract  for the Fund.  The Former  Management  Contract for the Fund was dated
December 12, 2002 and was last submitted to shareholders on that date for initial approval. The Board last renewed the Former Management Contact for the Fund on November 16, 2004.

The New Management Contract for the Fund essentially provides that the Manager, under the supervision of the Board, will (1) oversee the provision of administration, custodial accounting, bookkeeping, transfer and dividend disbursing agency or similar services to the Fund and (2) oversee the monitoring of compliance of REMS Group with the investment objective, policies and restrictions of the Fund as well as compliance with the 1940 Act, the rules thereunder, and all applicable federal and state securities laws and regulations, and review and report to the Board on such compliance as overseen by the Manager.

The New Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date after shareholders of a Fund approve the contract and it is executed). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust or the Manager (the Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

The New Management Contract may be terminated by any party at any time without the payment of penalty (1) immediately by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, or (2) on sixty days' written notice by any party. The New Management Contract does not contain the provision contained in the Former Management Contract which provides for its automatic termination in the event of its "assignment" as defined in the 1940 Act. The 1940 Act requires that such a provision be included in investment advisory agreements. However, the services that Hillview provides to the Fund are not investment advisory in nature and, as such, the assignment provision is not required to be included in the Trust's contract with the Manager.

The New Management Contract provides that the Manager and its delegates, will not be liable to the Fund or its shareholders, and the Trust will indemnify the Manager and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund, the Trust or any of its shareholders, in connection with the matters to which the New Management Contract relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under this New Management Contract on the part of the Manager.

For its services, the Manager is entitled to an investment management fee at an annual rate of 0.25% of the Fund's average daily assets. The method and rate for calculating the Fund's investment management fee will be the same under the New Management Contract as under the Former Management Contract. If the New Management Contract had been in effect for the Fund's most recently completed fiscal year, the amount of investment management fees payable to the Manager by the Fund would have been identical to those payable under the Former Management Contract. There will be no increase in the investment management fee rate under the New Management Contract.


Basis for the Board's Recommendation

The Board, including a majority of Independent Trustees, determined at a meeting held on May 24, 2005 to recommend that the shareholders of the Real Estate Value-Opportunity Fund vote to approve the New Management Contract as applicable to the Fund. In approving the New Management Contract, the Board took into account the Board's recent decision, taken in connection with the Board's annual review of the Fund's investment management arrangement at a meeting of the Board held on February 11, 2005, to continue the Former Management Contract and the factors underlying that decision. The Board reviewed the conclusions reached by the Board at such February meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the New Management Contract. The Board also relied upon representations by management that, other than the circumstances of the transaction, the factors underlying the conclusions reached by the Board in at its February meeting were materially unchanged during the intervening period. The Board also considered supplementary information relating, in particular, to the transaction, which served to update previously supplied data and materials.

In making its recommendation, the Trustees considered a wide range of information of the type they would regularly consider when determining whether to continue the Fund's management contract as in effect from year to year. The Trustees considered, among other things: (1) that the terms of the New Management Contract are substantially similar to those of the Former Management Contract, except for the effective and termination dates; (2) that the nature, scope and quality of the services that the Manager has been providing to the Fund are unchanged; (3) that the history, reputation, qualification and background of the Manager, as well as the qualifications of its personnel and its financial condition remains satisfactory; and (4) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds.

In addition to reviewing this information, which the Trustees would regularly consider on an annual basis, the Trustees gave particular consideration to matters relating to the possible effects on the Manager and the Fund of the change in ownership of the Manager. The Trustees discussed the new ownership structure of the Manager, including Manager's representations that its change in control would not change the approach or process used by the Manager in providing services to the Fund. The Trustees also considered the representations of senior executives of the Manager that they have no intention of terminating their employment with the Manager as a result of the change in control of the

Manager, and representations by the Manager that it has no intention of terminating the employment of these executives as a result of the change in control. The Trustees further considered (1) the Manager's representation that it expects the transaction to serve to stabilize the Manager's business and to provide resources for future growth, and (2) the Manager's representation that it believes that the new structure will help it attract and retain additional well-qualified personnel. The Manager made representations regarding its belief that growth in its assets under management should result in growth in the Fund. Furthermore, the Board considered the commitment of the Manager to pay the expenses of the Fund in connection with the transaction so that the shareholders of the Fund would not have to bear such expenses.

After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to (i) approve the New
Management Contract for the Fund; and (ii) recommend that the Fund's shareholders vote to approve the New Management Contract.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 2

  ADDITIONAL INFORMATION CONCERNING MANAGER, DISTRIBUTOR AND AFFILIATED BROKERS

Hillview Capital Advisors, LLC (the "Manager") serves as each Fund's manager under the Former Management Contracts. The Manager voluntarily agreed to waive its investment advisory fee for the Alpha Fund and International Fund during the fiscal year ended June 30, 2005, and thus received no investment advisory fees from those Funds during that period. The Manager received $93,076.92 in investment management fees for the REMS Real Estate Value-Opportunity Fund's fiscal year ended June 30, 2005.

Except for David Spungen's participation in the transaction described above, no Trustee of the Trust has purchased or sold securities of the Manager, AMIC or any of their affiliated subsidiaries since the beginning of the most recently completed fiscal year.

PFPC Distributors, Inc. is the Funds' principal underwriter, and PFPC Inc., is the Funds' administrator. The address of PFPC Distributors, Inc. and PFPC Inc. is 400 Bellevue Parkway, Wilmington, DE 19809.

During the fiscal year ended June 30, 2005, none of the Funds paid any commissions to affiliated brokers.

                  SHAREHOLDER PROPOSALS AT FUTURE MEETINGS AND
                       AVAILABILITY OF SHAREHOLDER REPORTS

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Each Fund will furnish, without charge, a copy of its annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. To receive the most recent report, shareholders should direct their request to Hillview Capital Advisors, LLC at 700 The Times Building, Suburban Square, Ardmore, PA 19003 or 1-800-660-9418.



                                  By Order of the Board of Trustees,



                                  David M. Spungen
                                  President



July 11, 2005
Ardmore, PA

                                   APPENDIX A
          TOTAL NUMBER OF SHARES OUTSTANDING AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the total number of shares of each Fund outstanding and entitled to vote as of the Record Date:

                  Name of Fund               Total Number of Shares Outstanding

  Hillview Alpha Fund                                   5,461,235.623

  Hillview International Alpha Fund                     2,749,757.974

  REMS Real Estate Value-Opportunity Fund               2,771,756.886


The following table identifies beneficial or record owners of 5% or more of each Fund's outstanding equity securities as of the Record Date:

       Shareholder Name                 Name of Fund          Percentage of Outstanding          Shares Owned
          and Address                                          Number of Shares Owned
National Financial Services         Hillview Alpha Fund                70.5488                   3,852,834.220
LLC
FBO Our Customers
200 Liberty Street
One World Financial Center
Attn Mutual Funds, 5th Floor
New York, NY 10281

SEI Private Trust Co                Hillview Alpha Fund                18.6395                   1,017,947.550
C/o Mellon Bank
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Knotfloat & Co                      Hillview Alpha Fund                8.6960                     474,908.804
PO Box 5496
Boston, MA 02206-5496

National Financial Services        Hillview International              90.4796                   2,487,971.197
LLC                                      Alpha Fund
FBO Our Customers
200 Liberty Street
One World Financial Center
Attn Mutual Funds, 5th Floor
New York, NY 10281

SEI Private Trust Co               Hillview International              5.7955                     159,361.579
C/o Mellon Bank                          Alpha Fund
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

SEI Private Trust Co                  REMS Real Estate                 21.6251                    599,393.837
C/o Sun Trust                      Value-Opportunity Fund
One Freedom Valley Dr
Oaks, PA 19456



                                       1



       Shareholder Name                 Name of Fund          Percentage of Outstanding          Shares Owned
          and Address                                          Number of Shares Owned

Independence Trust Co                 REMS Real Estate                 12.4961                    346,360.928
PO Box 682188                      Value-Opportunity Fund
Franklin, TN 37068-2188

Charles Schwab & Co Inc               REMS Real Estate                 11.8157                    327,501.946
Special Custody Account FBO        Value-Opportunity Fund
Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC       REMS Real Estate                 9.6225                     266,711.243
FBP Our Customers                  Value-Opportunity Fund
200 Liberty Street
One World Financial Center
Attn Mutual Funds, 5th Floor
New York, NY10281

First Union National Bank Trst        REMS Real Estate                 7.1708                     198,756.715
Mutual Funds Nc 1151               Value-Opportunity Fund
1525 W W T Harris Blvd
Charlotte, NC 28288-1151

SEI Private Trust Company             REMS Real Estate                 5.7072                     158,188.245
C/o Commerce Wealth Advisors       Value-Opportunity Fund
Attn Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Firstoak & Co                         REMS Real Estate                 5.1743                     143,419.801
Attn Anita Lantz                   Value-Opportunity Fund
PO Box 557
Oakland, MD 21550

                                   APPENDIX B

                                     FORM OF

                         INVESTMENT MANAGEMENT CONTRACT

                                     BETWEEN

                          HILLVIEW INVESTMENT TRUST II

                                       AND

                         HILLVIEW CAPITAL ADVISORS, LLC

Contract made as of August 12, 2005, between, Hillview Investment Trust II, a Delaware business trust ("Trust"),on behalf of the Hillview Alpha Fund and the Hillview International Alpha Fund (each a "Fund" and collectively the "Funds") and Hillview Capital Advisors, LLC, a Delaware limited liability company (the "Manager").

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company; and

WHEREAS the Trust desires to retain Manager as investment manager to furnish certain investment advisory and portfolio management services to the Trust and the Funds, and Manager is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints Manager as investment manager for the period and on the terms set forth in this Contract. Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Investment Manager.

     (a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Manager will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed. The Manager may delegate to a Sub-Adviser, in whole or in part, its duty to provide a continuous investment management program with respect to any Fund, including the provision of investment management services with respect to a portion of the Fund's assets, in accordance with Paragraph 4 of this Contract.

     (b) Manager agrees that in placing orders with brokers and dealers it will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation Manager may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who sell shares of the Fund or provide the Trust or Manager's other clients with research, analysis, advice and similar services. Manager may pay to brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to Manager's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of Manager to such Fund and its other clients and that the total commissions or spreads paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to Manager or any affiliated person thereof except in accordance with the federal securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever Manager simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by Manager, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

     (c) Manager will oversee the maintenance of all books and records with respect to the securities transactions of each Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Manager hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for Trust upon request by the Trust.

     (d) Manager will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

3. Further Duties. In all matters relating to the performance of this Contract, Manager will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

4. Delegation of Manager's Duties as Investment Manager. With respect to the Trust and each Fund, Manager may enter into one or more contracts ("Sub-Advisory Contract") with a sub-adviser in which Manager delegates to such sub-adviser the performance of any or all of the services specified in Paragraph 2 of this Contract, provided that: (i) each Sub-Advisory Contract imposes on the sub-adviser bound thereby all the corresponding duties and conditions to which Manager is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder, and (iii) Manager shall not enter into a Sub-Advisory Contract unless it is approved by the Board prior to implementation.

5. Services Not Exclusive. The services furnished by Manager hereunder are not to be deemed exclusive and Manager shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Manager, who may also be a Trustee, officer or employee, of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6. Expenses.

     (a) During the term of this Contract, each Fund will bear all expenses, not specifically assumed by Manager.

     (b) Expenses borne by each Fund will include but not be limited to the following: (i) all direct charges relating to the purchase and sale of portfolio securities, including the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by Manager under this Contract; (iii) fees, and other compensation and expenses of the Sub-Advisors pursuant to Sub-Advisory Contracts approved by the Trust; (iv) investment consulting fees and related costs; (v) expenses of organizing the Trust and the Fund; (vi) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (vii) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (viii) costs incurred in connection with the issuance, sale or repurchase of the Fund's shares of beneficial interest; (ix) fees and salaries payable to the Trust's Trustees who are not parties to this Contract or interested persons of any such party ("Independent Trustees"); (x) all expenses incurred in connection with the Independent Trustees' services, including travel expenses; (xi) taxes (including any income or franchise taxes) and governmental fees; (xii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (xiii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (xiv) interest charges; (xv) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (xvi) charges of custodians, transfer agents, pricing agents and other agents; (xvii) expenses of disbursing dividends and distributions; (xviii) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders; (xix) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, employees and agents) incurred by the Trust or Fund; (xx) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xxi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xxii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xxiii) costs of mailing, stationery and communications equipment.

     (c) Manager will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by the Interested Trustees.

     (d) The payment or assumption by Manager of any expense of the Trust or a Fund that Manager is not required by this Contract to pay or assume shall not obligate Manager to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

7. Compensation.

     (a) For the services provided to each Fund under this Contract, each Fund shall pay the Manager an annual fee, payable monthly, based upon the Fund's average daily assets as set forth in Appendix A. Such compensation shall be paid solely from the assets of the Fund.

     (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any other Fund hereafter established, the Fund will pay to the Manager from its assets a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Fund and by the Manager. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

     (c) The fee shall be computed daily and paid monthly to Manager on or before the last business day of the next succeeding calendar month.

     (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8. Limitation of Liability of Manager and Indemnification. Manager and its delegates, including any Sub-Adviser to any Fund or the Trust, shall not be liable and the Trust shall indemnify Manager and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Manager in the performance by Manager of its duties or from reckless disregard by Manager of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Manager even though paid by it.

9. Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to the any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to any given Fund this Contract shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of such Fund.

     (c) Notwithstanding the foregoing, with respect to the Trust this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty days' written notice to Manager or by Manager at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Fund shall not affect the continued effectiveness of the Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

10. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of such Fund's outstanding voting securities, when required by the 1940 Act.

11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware (without regard to Delaware conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. License Agreement. The Trust shall have the non-exclusive right to use the name "Hillview" to designate any current or future Fund only so long as Hillview Capital Advisors, LLC serves as investment manager or adviser to the Trust with respect to such Fund.

13. Limitation of Shareholder Liability. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Trust, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Contract have been authorized by the Trustees of the Trust and shareholders of the Trust, and this Contract has been executed and delivered by an authorized officer of the Trust acting as such; neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust, as provided in the Trust's Agreement and Declaration of Trust.

14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                  HILLVIEW INVESTMENT TRUST II



                                  By:
                                           -------------------------------
                                  Name:    David M. Spungen
                                  Title:   President and Trustee



                                  HILLVIEW CAPITAL ADVISORS, LLC



                                  By:
                                           -------------------------------
                                  Name:    David M. Spungen
                                  Title:   Chief Executive Officer

                                   APPENDIX A

                                       TO

                                     FORM OF

                         INVESTMENT MANAGEMENT CONTRACT

                                     BETWEEN

                          HILLVIEW INVESTMENT TRUST II

                                       AND

                         HILLVIEW CAPITAL ADVISORS, LLC

Each Fund shall pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily assets.





Dated: August 12, 2005

                                   APPENDIX C

                                     FORM OF

                         INVESTMENT MANAGEMENT CONTRACT

                                     BETWEEN

                          HILLVIEW INVESTMENT TRUST II

                                       AND

                         HILLVIEW CAPITAL ADVISORS, LLC

                               MANAGEMENT CONTRACT

Contract made as of August 12, 2005, between, Hillview Investment Trust II, a Delaware business trust ("Trust") on behalf of the REMS Real Estate
Value-Opportunity Fund (the "Fund"), and Hillview Capital Advisors, LLC, a Delaware limited liability company (the "Manager").

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company; and

WHEREAS the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement dated December 12, 2002 ("Advisory Agreement") with Real Estate Management Services Group, LLC (the "Adviser"); and

WHEREAS the Trust desires to retain the Manager as investment manager to furnish certain management services to the Trust and the Fund, and the Manager is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment and Acceptance. The Trust hereby appoints the Manager as investment manager for the period and on the terms set forth in this Contract. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Investment Manager.

     (a) The Manager will oversee the provision of administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services to the Fund by any entity selected by the Trust's Board of Trustees ("Board") to perform such services.

     (b) The Manager will oversee the monitoring of compliance of the Adviser with the investment objective, policies and restrictions of the Fund as well as compliance with the 1940 Act, the rules thereunder, and all applicable federal and state securities laws and regulations, and review and report to the Board on such compliance and on the services described in paragraph 2(a) hereof as overseen by the Manager. However, the Manager shall not be responsible for ensuring the Fund's compliance with applicable federal and state securities laws and regulations.

     (c) On the Manager's own initiative, the Manager will apprise, or cause the Adviser to apprise, the Trust of important developments materially affecting the Fund and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish to the Board such periodic and special reports as the Board may reasonably request.

     (d) The Manager will furnish to the Fund, at its own expense and without remuneration from or other cost to the Fund, the following:

         (i) Office Space. The Manager will provide office space in the offices of the Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time;

         (ii) Personnel. The Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (A) related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (B) related to the services to be provided by the Adviser pursuant to the Advisory Agreement; and

         (iii) Preparation of Prospectus and Other Documents. The Manager will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by the Adviser under the Advisory Agreement or an administrator under an administration contract, required in connection with the preparation of all registration statements and Prospectuses, prospectus supplements, Statements of Additional Information, all annual, semi-annual, and periodic reports to shareholders of the Fund, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Fund or regulatory authorities, and all tax returns.

     (e) The Manager will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

     (f) The Manager will oversee the maintenance of all books and records with respect to the securities transactions of the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Trust, agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for Fund upon request by the Trust.

3. Further Duties. In all matters relating to the performance of this Contract, the Manager will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

4. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer or employee, of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Expenses.

     (a) During the term of this Contract, the Fund will bear all its expenses and its pro rata share of the total expenses incurred by the Trust that are not specifically assumed by the Manager.

     (b) Expenses borne by the Fund will include but not be limited to the following: (i) fees payable to and expenses incurred on behalf of the Fund by the Manager relating to the Fund under this Contract; (ii) fees and other compensation and expenses of the Adviser pursuant to the Advisory Agreement approved by the Trust; (iii) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (iv) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (v) costs incurred in connection with the issuance, sale or repurchase of the Fund's shares of beneficial interest; (vi) the portion of the fees and salaries payable to the Trust's Trustees who are not parties to this Contract or interested persons of any such party ("Independent Trustees") allocated to the Fund; (vii) the portion of all expenses incurred in connection with the Independent Trustees' services, including travel expense allocated to the Fund; (viii) taxes (including any income or franchise taxes) and governmental fees; (ix) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (x) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (xi) interest charges; (xii) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (xiii) charges of custodians, transfer agents, pricing agents and other agents; (xiv) expenses of disbursing dividends and distributions; (xv) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders; (xvi) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to the Trust's officers, Trustees, employees and agents) incurred by the Fund; (xvii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xviii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xix) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xx) costs of mailing, stationery and communications equipment.

     (c) The Manager will assume the cost of any compensation received by the officers of the Trust and by the Interested Trustees who are employees of the Manager.

     (d) The payment or assumption by the Manager of any expense of the Trust or the Fund that the Manager is not required by this Contract to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Trust or the Fund on any subsequent occasion.

6. Compensation.

     (a) For the services provided to the Fund under this Contract, the Fund shall pay the Manager an annual fee, payable monthly, based upon the Fund's average daily assets as set forth in Appendix A. Such compensation shall be paid solely from the assets of the Fund.

     (b) The fee shall be computed daily and paid monthly to the Manager on or before the last business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

7. Limitation of Liability of the Manager and Indemnification.

The Manager and its delegates shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund, the Trust or any of the Fund's shareholders in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance by the Manager of its duties or from reckless disregard by the Manager of its obligations and duties under this Contract. The Fund shall indemnify the Manager and its directors, officers and employees for any losses, damages, liabilities, costs and expenses ("Losses") as they are incurred by the Manager by reason of or arising out of any act or omission by the Trust under this Contract, or by any breach of warranty, representation or agreement hereunder, except to the extent that such losses arise as a result of the negligence of the Manager in the performance by the Manager of its duties under this Contract.

Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to the Fund or the Trust or acting with respect to any business of the Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

8. Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to the Fund this Contract shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

     (c) Notwithstanding the foregoing, with respect to the Fund this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days' written notice to the Trust.

9. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

10. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware (without regard to Delaware conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

11. License Agreement. The Trust shall have the non-exclusive right to use the name "Hillview" to designate the Fund only so long as Hillview Capital Advisors, LLC serves as investment manager to the Trust with respect to the Fund.

12. Limitation of Shareholder Liability. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "broker," "dealer," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                  HILLVIEW INVESTMENT TRUST II:
                                  on behalf of
                                  REMS REAL ESTATE VALUE-OPPORTUNITY FUND



                                  By:
                                           ---------------------------------
                                  Name:    David M. Spungen
                                  Title:   President and Trustee



                                  HILLVIEW CAPITAL ADVISORS, LLC



                                  By:
                                           ---------------------------------
                                  Name:    David M. Spungen
                                  Title:   Chief Executive Officer

                                   APPENDIX A

                                       TO

                               MANAGEMENT CONTRACT

The Fund shall pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.



Dated: August 12, 2005

                          HILLVIEW INVESTMENT TRUST II

                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 12, 2005

This Proxy Statement is being solicited on behalf of the Board of Trustees of Hillview Investment Trust II (the "Trust"), on behalf of the Hillview Alpha Fund, the Hillview International Alpha Fund and the REMS Real Estate Value-Opportunity Fund (each, a "Fund" and together, the "Funds"), and relates to the proposals with respect to the Funds. The undersigned hereby appoints as proxies Lisa Ploschke and William Wallace, and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Standard time, on August 12, 2005 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE FUND, WITH THE FUND HAVING DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                       KEEP THIS PORTION FOR YOUR RECORDS
                       ----------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HILLVIEW ALPHA FUND

Vote On Proposal                For             Against      Abstain
Approval of a new investment    [ ]             [ ]          [ ]
management contract between
the Fund and Hillview Capital
Advisors, LLC.


Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

Signature                                                    Date

Signature (Joint Owners)                                     Date

HILLVIEW INTERNATIONAL ALPHA FUND

Vote On Proposal                For             Against      Abstain
Approval of a new management    [ ]             [ ]          [ ]
contract between the Fund and
Hillview Capital Advisors,
LLC.


Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

Signature                                                    Date

Signature (Joint Owners)                                     Date

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

Vote On Proposal                For             Against      Abstain
Approval of a new management    [ ]             [ ]          [ ]
contract between the Fund and
Hillview Capital Advisors,
LLC.


Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

Signature                                                    Date

Signature (Joint Owners)                                     Date